Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors of HEI, Inc.:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-3.

/s/ KPMG LLP
Minneapolis, Minnesota
June 23, 2000